Exhibit 99.6

                          REGISTRATION RIGHTS AGREEMENT

     This Registration Rights Agreement (this "Agreement") is made and entered into as of August 13th, 2001 (the "Closing Date") by and between Tanisys Technology, Inc., a Wyoming corporation (the "Company") and New Century Equity Holdings Corp., a Delaware corporation ("New Century") and the persons and entities listed on Schedule A of that certain Series A Preferred Stock Purchase Agreement dated as of even date herewith (the "Purchase Agreement") (individually, New Century and all such persons and entities may be referred to as "Purchaser," and, collectively, New Century and all such persons and entities may be referred to as "Purchasers").

                                    RECITALS

     A. The Company and Purchasers have entered into the Purchase Agreement, pursuant to which the Purchasers are purchasing that number of shares of the Series A Preferred Stock of the Company ("Series A Preferred") specified in
Section 1.1 of the Purchase Agreement, subject to the terms provided therein (the "Investment Securities").

     B. As a condition to the consummation of the Purchase Agreement, the Purchase Agreement provides that the Purchasers of Series A Preferred may convert such Series A Preferred into Common Stock, and shall be granted certain registration rights with respect to the shares of the Common Stock into which the Series A Preferred may be converted, to be issued pursuant to the terms of the Purchase Agreement, all as more fully set forth herein.

     NOW, THEREFORE, in consideration of the agreements set forth in the Purchase Agreement and of the mutual agreements and covenants hereinafter and therein contained, the parties hereto agree as follows:

                                    AGREEMENT

     1. REGISTRATION RIGHTS.

          1.1 Definitions. For purposes of this Section 1:

               (a) Registration. The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of effectiveness of such registration statement.

               (b) Registrable Securities. The term "Registrable Securities" means: any shares of Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued
as) a dividend or other distribution with respect to, or in conversion or exchange for, or in replacement of Series A Preferred; excluding in all cases, however, any Registrable Securities sold by a person in a transaction in


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which  rights  under this  Section 1 are not  assigned in  accordance  with this
Agreement or any Registrable Securities sold or eligible for sale to the public or sold, or eligible for sale, pursuant to Rule 144 promulgated under the Securities Act.

               (c) SEC. The term "SEC or "Commission" means the U.S. Securities and Exchange Commission.

               (d) Closing Date. The term "Closing Date" shall have the same meaning that is given to such term in the Purchase Agreement.

          1.2 Demand Registration.

               (a) Request by the Purchasers. At any time after sixty (60) days after the Closing Date if the Company shall receive at any time a written request ("Request") from New Century requesting that the Company file a registration statement under the Securities Act covering the registration of Registrable Securities pursuant to this Section 1.2, then the Company shall effect the registration under the Securities Act of all Registrable Securities within ninety (90) days of such request.

               (b) Underwriting. The Registrable Securities covered by the Request may be offered by means of an underwriting if a majority of the holders of the Series A Preferred so request and the Company so consents, which consent will not be unreasonably withheld, and a majority of the holders of the Series A Preferred shall so advise the Company as a part of its Request. If an underwriting is requested by a majority of the holders of the Series A Preferred in their Request, then such holders and the Company shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected for such underwriting by the mutual agreement of the Company and such holders; provided, that neither the Company nor such holders shall unreasonably refuse to agree to a managing underwriter selected by the other, but shall in good faith attempt to select mutually agreeable managing underwriters. Notwithstanding any other provision of this Section 1.2, if the underwriters advise the Company in writing that marketing factors require a limitation of the number of securities to be underwritten, then the Company shall so advise such holders, and the number of Registrable Securities that may be included in the underwriting shall be reduced as required by the underwriters; provided, that the number of shares of Registrable Securities to be included in such underwriting and registration shall be reduced on a pro rata basis with all other securities of the Company and any other selling security holder. Any Registrable Securities excluded and withdrawn from such underwriting shall be withdrawn from the registration.

               (c) Maximum Number of Demand Registrations. The Company is obligated to effect only two (2) such registration pursuant to this Section 1.2.

               (d) Expenses. The Company shall bear all direct costs related to the registration, including, without limitation, all federal and "blue sky" registration and qualification fees, printers' and accounting fees, fees and disbursements of counsel for the Company. The selling stockholders shall bear all underwriting discounts and commission


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payable in connection with their sale of shares hereunder.

               (e) Rights of the Company. Notwithstanding anything to the contrary in this Section 1.2 or otherwise in this Agreement, the Company shall not be obligated to take any action to effect any such registration pursuant to this Section 1.2 as follows:

                    (i) In any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act;

                    (ii) If the Company, within ten (10) days of the receipt of a registration Request under Section 1.2, gives written notice to the holders of all Series A Preferred of the Company's bona fide intention to effect the filing, within forty-five (45) days of receipt of such Request, of a registration statement with the Commission for the sale of securities by the Company (other than with respect to a registration statement relating to a Rule 145 transaction, an offering solely to employees or any other registration which is not appropriate for the registration of Registrable Securities), in which event, (x) the holders of all Series A Preferred shall be entitled to exercise their piggyback registration rights under Section 1.3 hereof with respect to such registration, (y) the Company shall be required in good faith to employ all reasonable efforts to cause its registration statement to become effective and to give prompt written notice to the holders of all Series A Preferred if the Company abandons its effort to file or causes its registration statement to become effective, and (z) in the event the Company gives notice that it has abandoned its registration statement efforts, the Company shall promptly renew its best efforts to register the Registrable Securities that were the subject of the Series A Preferred demand registration Request if so requested in writing by the holders of all Series A within ten (10) days after the holders of all Series A Preferred's receipt of notice that the Company has abandoned its registration efforts;

                    (iii) During the period starting with the filing of and ending on the date ninety (90) days immediately following the effective date of any registration statement pertaining to securities of the Company (other than a registration of securities in a Rule 145 transaction or with respect to an employee benefit plan), provided that the Company is actively employing in good faith all reasonable efforts to cause such registration statement to become effective;

                    (iv) If the Company shall furnish to the holders of Series A Preferred a certificate signed by the President of the Company stating that in the good faith judgment of the Board of Directors of the Company it would be seriously detrimental, for the specific reasons stated in such certificate, to the Company or its shareholders for a registration


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statement to be filed in the near future,  then the Company's  obligation to use its best efforts to register under this Section 1.2 shall be deferred for a period not to exceed one hundred and twenty (120) days from the date of receipt of the written Request from the holders of Series A Preferred; or

                    (v) Unless at least one hundred and eighty (180) days shall have expired from the effectiveness of a previous registration of Registrable Securities pursuant to this Section 1.2, or pursuant to a previous registration under Section 1.3 below in which the holders of shares of Series A Preferred were given the opportunity to include in such registration at least the lesser of (i) twenty-five percent (25%) of the Registrable Securities held by the holders of Series A Preferred, or (ii) all Registrable Securities then owned by the holders of Preferred shares.

Subject to the foregoing clauses (i) through (v), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practicable after receipt of the request or requests of the holders of Series A Preferred.

          1.3 Piggyback Registrations. The Company shall notify the holders of Series A Preferred in writing at least twenty (20) days prior to filing any registration statement under the Securities Act for purposes of effecting a public offering of securities of the Company (including, but not limited to, registration statements relating to secondary offerings of securities of the Company, but excluding registration statements relating solely to any registration under Section 1.2 of this Agreement or any employee benefit plan or a Rule 145 transaction) and will afford the holders of Series A Preferred, subject to the terms and conditions set forth herein, an opportunity to include in such registration statement all or any part of the Registrable Securities then held by the holders of shares of Series A. The holders of Series A Preferred shall, within five (5) business days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities the holders of Series A Preferred wishes to include in such registration statement. If the holders of Series A Preferred decide not to include all of their Registrable Securities in any registration statement thereafter filed by the Company, the holders of Series A Preferred shall nevertheless continue to have the right to include any Registrable Securities not included in such registration statement in any subsequent registration statement or registration statements as may be filed by the Company with respect to offerings of its securities, all upon the terms and conditions set forth herein. If the holders of Series A Preferred are given the opportunity to include in any registration statement filed under this Section 1.3 at least the lesser of (i) twenty-five percent (25%) of the Registrable Securities issued to the holders of Series A Preferred pursuant to the Agreement, or (ii) all Registrable Securities then owned by the holders of Series A Preferred, then the holders of Series A Preferred shall not make a request for registration under Section 1.2 hereof for at least one hundred and eighty (180) days after the earlier of the termination of such offering or the effectiveness of such registration statement.

               (a) Underwriting. If a registration statement under which the Company gives notice under this Section 1.3 is for an underwritten offering, then the Company shall so


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advise the holders of Series A Preferred. In such event, the holders of Series A
Preferred's right to include Registrable Securities in a registration pursuant to this Section 1.3 shall be conditioned upon the holders of the Series A Preferred s participation in the extent provided herein. The holders of the Series A Preferred shall enter into an underwriting agreement in customary form with the managing underwriter or underwriters selected by the Company for such underwriting. Notwithstanding any other provision of this Purchase Agreement, if the managing underwriter determines in good faith that marketing factors require a limitation of the number of shares to be underwritten, then the managing underwriters may exclude shares (including Registrable Securities) from the registration and the underwriting, and the number of shares that may be included in the registration and the underwriting shall be allocated, first, to the Company, and second to the holders of the Series A Preferred; provided however, that the right of the underwriters to exclude shares (including Registrable Securities) from the registration and underwriting as described above shall be restricted so that: (i) all shares that are not Registrable Securities and are held by other shareholders of the Company, (except those shareholders with registration rights that, as of the Effective Date of the Purchase Agreement, are senior to or on a pari passu basis with those of the holders of the Series A Preferred and are disclosed to the holders of the Series A Preferred in the Purchase Agreement or any disclosure letter delivered to the holders of the Series A Preferred pursuant to the Purchase Agreement), shall be reduced on a pro rata basis with all other securities of the Company and any other selling security holder; and (ii) the number of Registrable Securities included in any such registration is not reduced below twenty percent (20%) of the shares included in the registration, except if such lesser number of shares is caused because of the pro rata reduction of (i) above. If a majority of the holders of the Series A Preferred disapprove of the terms of any such underwriting, the Series A Preferred may elect to withdraw therefrom by written notice to the Company and the managing underwriter, delivered at least ten (10) business days prior to the effective date of the registration statement. Any Registrable Securities excluded or withdrawn from such underwriting shall be excluded and withdrawn from the registration.

               (b) Expenses. The holders of Series A Preferred shall bear all discounts, commissions or other amounts payable to underwriters or brokers with respect to the sale of Registrable Securities by the holders of the Series A Preferred in any offering registered under this Section 1.3 and fees and disbursements of counsel for the holders of the Series A Preferred in connection with such offering. Other expenses incurred in connection with a registration pursuant to this Section 1.3, including, without limitation all federal and "blue sky" registration and qualification fees, printers and accounting fees, and fees and disbursements of counsel for the Company shall be borne by the Company.


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          1.4.  Obligations  of the  Company.  Whenever  required  to effect the registration of any Registrable Securities under this Agreement, and except as otherwise provided in this Section or otherwise in this Agreement, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare promptly and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, keep such registration statement effective for ninety (90) days (or until the earlier sale of the Registrable Securities covered thereby), which registration statement
(including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

               (b) Prepare promptly and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

               (c) Furnish to the Series A Preferred shareholders such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as it may reasonably request in order to facilitate the disposition of the Registrable Securities owned by it that are included in such registration.

               (d) Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the holders of Series A Preferred, provided, that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriters of such offering.

               (f) Notify the Series A Preferred shareholders at any time when a prospectus relating to the Registrable Securities is required to be delivered under the Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of the Series A Preferred shareholders, on the date that such Registrable Securities are delivered to the underwriters for sale, if such securities are being sold through underwriters, or, if such securities are not being sold through underwriters, on the date that the registration statement with respect to such securities becomes


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effective,  (i) an opinion,  dated as of such date, of the counsel  representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering and reasonably satisfactory to the Series A Preferred shareholders, addressed to the underwriters, if any, and to the Series A Preferred shareholders, and (ii) a "comfort" letter dated as of such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering and reasonably satisfactory to a the Series A Preferred shareholders, addressed to the underwriters, if any, and to the Series A Preferred shareholders.

               (h) Make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 promulgated under the Securities Act) covering a twelve-month period beginning not later than the first day of the Company's fiscal quarter next following the effective date of any registration statement and any post-effective amendment thereto.

               (i) Cooperate with the Series A Preferred shareholders, any underwriter participating in any underwritten offering of Registrable Securities, and any attorney, accountant or other agent retained by the Series A Preferred shareholders or any such underwriter by providing any information reasonably requested by any such persons in connection with their due diligence investigation relating to the filing of the registration statement relating to the Registrable Securities.

               (j) Use its best efforts to cause all the Registrable Securities covered by any registration statement to be listed on a national securities exchange, if the Common Stock is then listed on a national securities exchange and the listing of such Registrable Securities is then permitted under the rules of such exchange.

               (k) Provide a transfer agent and registrar, which may be a single entity, for the Registrable Securities not later than the effective date of any registration statement.

               (l) Cooperate with the Series A Preferred shareholders and the managing underwriter or underwriters of any offering involving Registrable Securities, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing Registrable Securities to be sold pursuant to a registration effected hereto, and enable such certificates to be in such denominations or amounts as the case may be, and registered in such names as the managing underwriter or underwriters, if any, or the holders of Series A Preferred, may reasonable request.


               (m) Take all other reasonable actions necessary to expedite and facilitate the disposition of the Registrable Securities pursuant to the registration statement.

          1.5 Furnish Information. It shall be a condition precedent to the obligations of


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the Company to take any action pursuant to Sections 1.2, or1.3 that the Series A
Preferred shareholders shall furnish to the Company such information regarding it, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to timely effect the registration of its Registrable Securities.

          1.6 Indemnification. In the event any Registrable Securities are included in a registration statement under 1.2 or 1.3:

               (a) By the Company. To the extent permitted by law, the Company will indemnify and hold harmless the Series A Preferred shareholders, officers and directors of the Series A Preferred shareholders, any underwriter (as defined in the Securities Act) for the Series A Preferred shareholders and each person, if any, who controls the Series A Preferred shareholders or such underwriter within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"):

          (i) any untrue statement or alleged untrue statement of a material fact contained in a registration statement filed pursuant to this Section 1, including any preliminary prospectus or final prospectus contained therein or in any amendments or supplements thereto;

          (ii) the omission or alleged omission to state in a registration statement filed pursuant to this Section 1 (including any preliminary prospectus or final prospectus contained therein or in any amendments or supplements thereto), a material fact required to be stated therein, or necessary to make the statements therein not misleading; or

          (iii) any violation or alleged violation by the Company of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement;

and the Company will reimburse each of the Series A Preferred shareholders, such officer or director, underwriter or controlling person for any legal or other expenses reasonably incurred by them, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action, provided however, that the indemnity agreement contained in this subsection 1.6(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based upon a Violation which occurs in reliance upon and in conformity with information furnished expressly for use in connection with such registration by the Series A Preferred shareholders, or by such, officer, director, underwriter or controlling person, or other authorized agents, of the Series A Preferred shareholders.


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               (b)  By the  Series  A  Preferred  Shareholders.  To  the  extent permitted by law, the Series A Preferred shareholders will indemnify and hold harmless the Company, each of its directors, each of its officers, each person, if any, who controls the Company within the meaning of the Securities Act, and any underwriter, against any losses, claims, damages or liabilities (joint or several) to which the Company or any such director, officer, controlling person or underwriter may become subject under the Securities Act, the 1934 Act or other federal or state law, insofar as such losses, claims, damages or liabilities (or actions in respect thereto) (1) arise out of or are based upon a Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with information furnished by the Series A Preferred shareholders expressly for use in connection with such registration, or (ii) any violation or alleged violation by the Series A Preferred shareholders of the Securities Act, the 1934 Act, any federal or state securities law or any rule or regulation promulgated under the Securities Act, the 1934 Act or any federal or state securities law in connection with the offering covered by such registration statement; and the Series A Preferred shareholders will reimburse any legal or other expenses reasonably incurred by the Company or any such director, officer, controlling person, underwriter in connection with investigating or defending any such loss, claim, damage, liability or action; provided however, that the indemnity agreement contained in this subsection 1.6(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Series A Preferred shareholders, which consent shall not be unreasonably withheld; and provided further, that the total amounts payable in indemnity by the Series A Preferred shareholders under this Section 1.6(b) in respect of any Violation shall not exceed the net proceeds received by the Series A Preferred shareholders in the registered offering out of which such Violation arises.

               (c) Notice.  Promptly after receipt by an indemnified party under this Section 1.6 of notice of the commencement of any action (including any governmental action), such indemnified party will, if a claim for indemnification in respect thereof is to be made against any indemnifying party under this Section 1.6, deliver to the indemnifying party a written notice of the commencement of such an action and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided, however, that an indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential conflict of interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this Section 1.6, but the omission so to deliver written notice to the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 1.6.

               (d) Defect Eliminated in Final Prospectus. The foregoing indemnity agreements of the Company and Series A Preferred shareholders are subject to the condition that, insofar as they relate to any Violation made in a preliminary prospectus but eliminated or remedied in the amended prospectus on file with the SEC at the time the registration statement in question becomes effective or in the amended prospectus filed with the SEC pursuant to SEC Rule 424(b) (the "Final Prospectus"), such indemnity agreements shall not inure to the benefit of any person if a copy of the Final Prospectus was furnished to the indemnified party and was not furnished to the person asserting the loss, liability, claim or damage at or prior to the time such action is required by the Securities Act.

               (e) Contribution. In order to provide for just and equitable contribution to joint liability under the Securities Act in any case in which either (i) the Series A Preferred shareholders or the Company (and/or any officer, director, underwriter or controlling person who may be indemnified under Section 1.6(a) or Section 1.6(b)), makes a claim for indemnification pursuant to this Section 1.6 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 1.6 provides for indemnification in such case, or (ii) contribution under the Securities Act may be required on the part of the Series A Preferred shareholders or the Company (and/or any officer, director, underwriter or controlling person who may be indemnified under Section 1.6(a) or 1.6(b)) in circumstances for which indemnification is provided under this Section 1.6; then, and in each such case, the Company and the Series A Preferred shareholders (and/or such other person) will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in proportion to their relative fault as determined by a court of competent jurisdiction; provided, however, that in no event (i) shall the Series A Preferred shareholders be responsible for more than the portion represented by the percentage that the public offering price of the Registrable Securities offered and sold by the Series A Preferred shareholders under the registration statement bears to the public offering price of all securities offered and sold under such registration statement and (ii) shall the Series A Preferred shareholders be required to contribute any amount in excess of the public offering price of all such Registrable Securities offered and sold by the Series A Preferred shareholders pursuant to such registration statement, and in any event, no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.


               (f) Survival. The obligations of the Company and the Series A Preferred shareholders under this Section 1.6 shall survive the completion of any offering of Registrable Securities in a registration statement, and otherwise.

          1.7 Rule 144 Reporting. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of the Registrable Securities to the public without registration, for so long as the Series A Preferred shareholders owns any Registrable Securities, the Company agrees to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times;

               (b) File with the Commission in a timely manner all reports and other documents required of the Company under the 1934 Act; and

               (c) So long as the Series A Preferred shareholders own any Registrable Securities, to furnish to the Series A Preferred shareholders forthwith upon request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144, a copy of the most recent annual or quarterly report of the Company, and such other reports and documents of the Company as the Series A Preferred shareholders may reasonably request in availing itself of any rule or regulation of the Commission allowing any such shareholder to sell any such securities without registration.

          1.8 Termination of the Company's Obligations. The Company shall have no obligations to register Registrable Securities held by the Series A Preferred shareholders (i) if all Registrable Securities have been registered and sold pursuant to registrations effected pursuant to this Agreement; or (ii) to the extent such Registrable Securities are eligible for resale pursuant to Rule 144 under the Securities Act.

          1.9 Limitations on Subsequent Registration Rights. From and after the date of this Agreement, the Company shall not, without the prior written consent of the holders of a majority the Series A Preferred, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section 1.2 or1.3 hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of his securities will not reduce the amount of the Registrable Securities of the Series A Preferred shareholders which is included, or (b) to make a demand registration which could result in such registration statement being declared effective (i) during the effectiveness of any registration statement effected pursuant to
Section 1.2, or (ii) within one hundred twenty (120) days of the effective date of any registration effected pursuant to Section 1.2.

     2. ASSIGNMENT.

          2.1 Assignment. Notwithstanding anything herein to the contrary, the registration rights of the Series A Preferred shareholders under Section 1 hereof may be assigned only to (a) any family member or trust for the benefit of a Series A Preferred shareholder, (b) any party who acquires ownership or control of any Series A Preferred shareholder through a merger, consolidation, sale of assets or similar business combination, (c) any transferree who acquires not less than 2,500,000 shares of Registrable Securities, or (d) any affiliate of any Series A Preferred shareholders; provided however that no party may be assigned any of the foregoing rights until the Company is given written notice by the assigning party at the time of such assignment stating the name and address of the assignee and identifying the securities of the Company as to which the rights in question are being assigned; and provided further, that any such assignee shall receive such assigned rights subject to all the terms and conditions of this Agreement, including without limitation the provisions of this Section 2.

     3. GENERAL PROVISIONS

          3.1 Notices. Any notice, request or other communication required or permitted hereunder shall be in writing and shall be deemed to have been duly given if personally delivered or if deposited in the U.S. mail by registered or certified mail, return receipt requested, postage prepaid, as follows:

                    (a)  If to the Company, at:

                                   Tanisys Technology, Inc.
                                   12201 Technology Blvd., Suite 125
                                   Austin, Texas 78727
                                   Attention:   Chief Executive Officer


                    (b) If to the Purchasers, to the addresses and facsimile numbers set forth on Schedule A to the Agreement.

                               with a copy to:

                                    Loeffler, Jonas & Tuggey LLP
                                    700 North St. Mary's Street, Suite 800
                                    San Antonio, Texas  78205
                                    Attn:  Timothy N. Tuggey
                                    Telephone:       (210) 354-4300
                                    Facsimile:       (210) 354-4034

Any party hereto (and such party's permitted assigns) may by notice so given provide and change its address for future notices hereunder. Notice shall conclusively be deemed to have been given when personally delivered or when deposited in the mail in the manner set forth above.

     3.3 Entire Agreement. This Agreement constitutes and contains the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings, duties or obligations between the parties respecting the subject matter hereof.

     3.4 Amendment of Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of New Century (and/or any of their permitted successors or assigns).

     3.5 Governing Law. This Agreement shall be governed by and construed exclusively in accordance with the internal laws of the State of Texas as applied to agreements among Texas residents entered into and to be performed entirely within Texas, excluding that body of law relating to conflict of laws and choice of law.

     3.6 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, then such provision(s) shall be excluded from this Agreement and the balance of this Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

     3.7 Third Parties. Nothing in this Agreement, express or implied, is intended to confer upon any person, other than the parties hereto and their successors and assigns, any rights or remedies under or by reason of this Agreement.

     3.8 Successors And Assigns. Subject to the provisions of Section 2.1, the provisions of this Agreement shall inure to the benefit of, and shall be binding upon, the successors and permitted assigns of the parties hereto.

     3.9 Captions. The captions to sections of this Agreement have been inserted for identification and reference purposes only and shall not be used to construe or interpret this Agreement.

     3.10 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date and year first above written.

                                                     THE COMPANY:

                                                     TANISYS TECHNOLOGY, INC.,
                                                     a Wyoming Corporation


                                                     By: /s/ Charles T. Comiso
                                                         ---------------------
                                                              Its President


                                                     THE PURCHASERS:

                                                     By their Execution of the
                                                     Subscription Agreement